                                                                   EXHIBIT 10.15

                        ARISTA MARKETING ASSOCIATES, INC.
                    (TO BE RENAMED NELSON COMMUNICATIONS INC.

             UPON THE CONSUMMATION OF THE OFFERING DESCRIBED HEREIN)

                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS. THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND PURSUANT TO CONTRACTUAL RESTRICTIONS WHICH WILL BE PLACED ON THE SECURITIES AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS AND SUCH CONTRACTUAL RESTRICTIONS.

                                  * * * * * * *

PLEASE REVIEW THIS SUBSCRIPTION AGREEMENT CAREFULLY. PLEASE NOTE THAT IN ADDITION TO SIGNING AND COMPLETING PAGE 8 OF THIS SUBSCRIPTION AGREEMENT, YOU ARE REQUIRED TO INITIAL THE APPLICABLE PARAGRAPHS OF SECTION 4 AND RETURN IT TO THE NELSON GROUP PRIOR TO JUNE 18, 1998, ALONG WITH CERTIFICATES REPRESENTING YOUR OLD SHARES DULY EXECUTED FOR TRANSFER (UNLESS SUCH CERTIFICATES ARE HELD IN ESCROW). SUBJECT TO THE CONDITIONS DESCRIBED IN THE PRIVATE PLACEMENT MEMORANDUM, THE OFFERING DESCRIBED HEREIN IS SCHEDULED TO CLOSE ON JUNE 18, 1998, AT WHICH TIME THE COMPANY INTENDS TO ACCEPT YOUR SUBSCRIPTION (THE "CLOSING"). AS MORE FULLY DESCRIBED IN THE MEMORANDUM, IF ALL CONDITIONS TO THE CONSOLIDATION ARE NOT SATISFIED BY JUNE 18, 1998, THE COMPANY WILL HAVE THE OPTION TO POSTPONE THE CLOSING UNTIL A LATER DATE WHEN IT REASONABLY BELIEVES THE CONDITIONS MAY BE SATISFIED.

                                  * * * * * * *

                  SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Arista Marketing Associates, Inc., a Delaware corporation (the "Company") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to issue common stock (the "Common Stock"), in a private placement offering (the "Offering") in accordance with the terms of the Preliminary Private Placement Memorandum, dated May 7, 1998, as finally supplemented by the Private Placement Memorandum, dated June 4, 1998 (the "Memorandum"), and the Subscriber wishes to subscribe for Shares in accordance with the terms of the Memorandum. Terms used but not defined herein shall have the meanings as set forth in the Memorandum.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1 .      SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND COVENANTS BY
         SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for such number of shares of Common Stock (the "Shares") as is set forth opposite its name on Exhibit A, in exchange for all outstanding shares of capital stock held by the Subscriber in any of the Nelson Group companies or Scott Transfer Corp., as applicable (the "Old Shares"). The Subscriber shall execute and return this Agreement and the certificates representing the Subscriber's Old Shares, duly endorsed for transfer or accompanied by executed stock powers signed in blank, in accordance with the terms of the Memorandum. If the Company, or any of the Nelson Group, or any agent of the foregoing, is already in possession of the Subscriber's certificates for the Old Shares, the Subscriber's execution of this Agreement shall serve as authorization that the Old Shares be delivered to the Company on behalf of the Subscriber for purposes of the Offering and this Agreement. The Company agrees to issue the Shares to the Subscriber in exchange for the Old Shares promptly following the acceptance of this Agreement by the Company.

         1.2 The Subscriber represents and warrants that he or she has full power and authority to exchange, sell, assign and transfer the Old Shares and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Shares are not subject to any adverse claims or proxies. In this connection, the Subscriber hereby waives any rights that it may have had pursuant to any agreements entered into between the Subscriber and any of the Nelson Group in connection with the purchase of the Old Shares (such agreements, the "Purchase Agreements").

         1.3 The Subscriber represents and warrants that, to its best knowledge, the Subscriber has not taken or agreed to take any action that would prevent the Company from accounting for the transaction to be consummated upon the completion of the Offering (the "Consolidation") as a "pooling of interests" transaction. The Subscriber agrees that it will not sell, transfer or otherwise dispose of any of the Shares received by it in exchange for the Old Shares until after such time as results covering at least 30 days of post-Merger combined operations of the Company and the Nelson Group have been published by the Company in the form of a quarterly earnings report, an effective registration statement filed with the United States Securities and Exchange Commission ("the

Commission"), a report to the Commission on Form 10-K, 10-Q or 8-K or any other public filing or announcement which includes such combined results of operations. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Agreement, including, without limitation, agreements which may provide restrictions on the transfer of the Shares that the Company deems necessary to permit the Consolidation to qualify as a "pooling of interests" transaction.

         1.4 The Subscriber hereby acknowledges receipt of the Memorandum and that the Subscriber has carefully reviewed the Memorandum and all exhibits thereto. The Subscriber recognizes that the investment in the Shares involves a high degree of risk in that (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Shares; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment.

         1.5 The Subscriber represents that it is able to bear the economic risk of an investment in the Shares and that the Subscriber has truthfully responded to the questions contained in Section 4 hereof.

         1.6 The Subscriber hereby represents that (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company and the Nelson Group which it has requested or desired to know; (ii) the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company and the Nelson Group concerning the terms and conditions of the Offering; (iii) the Subscriber has received any additional information which it has requested; (iv) the Subscriber alone, or with its respective purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this transaction, and (v) the Subscriber has been informed that a purchaser representative has been retained to answer any questions that the Subscriber may have in regard to the Offering and has been afforded the opportunity to consult with the purchaser representative.

         1.7 The Subscriber hereby acknowledges that the offering of Shares has not been reviewed by the Commission or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act, Section 4(2) of the Act and any other available exemption. The Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the Act or unless an exemption from such registration is available and until the Subscriber complies with the transfer restrictions set forth in Section 1.10 hereof.

         1.8 The Subscriber hereby represents that it is investing in the Shares for the Subscriber's own account for investment and not with a view toward resale or distribution of the Shares.

         1.9 The Subscriber consents that the Company may, if it desires, permit the transfer of the Subscriber's Shares, subject to the provisions of applicable law, out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state securities or "blue sky" laws. The Subscriber agrees to hold the Company and its respective directors, officers, agents and controlling persons and their respective heirs, representatives, successors, and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or in the Confidential Purchaser Questionnaire contained in Section 4 hereof or any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or "blue sky" laws.

         1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares, stating that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities both in regard to securities laws and in order to permit the Consolidation to qualify as a "pooling of interests" transaction.

         1.11 The Subscriber understands that if certain conditions to the Offering are not satisfied by June 18, 1998, including without limitation, the Company's determination that the Consolidation will qualify as a "pooling of interests" transaction, then the Company may elect to defer its acceptance of this Subscription until such conditions are satisfied. Additionally, the Subscriber understands that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering to the Subscriber at any time or to otherwise amend the terms of the Offering or to abandon the Offering.

         1.12 The Subscriber hereby represents that the address furnished on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual, or its principal business if it is a corporation or other entity.

2.       APPOINTMENT OF ATTORNEYS-IN-FACT AND PROXIES

         2.1 The Subscriber hereby irrevocably appoints Wayne K. Nelson and Thomas A. Moore and each of them, the attorneys-in-fact and proxies of the Subscriber, each with full power of substitution, (i) to execute a stock power for the Old Shares in the name of the Subscriber and to take all further actions necessary to effectuate the transfer and exchange of the Old Shares as contemplated by the Offering, (ii) to execute any documents and to take all necessary actions to terminate the Purchase Agreements, and (iii) to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Old Shares accepted by the Company prior to the time of such vote or action and which the Subscriber would otherwise be entitled to vote (whether at an annual or special meeting and whether or not an adjourned meeting, or by written consent in lieu of such meeting, or otherwise). This power of attorney and proxy is coupled with an interest in the Old Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Old Shares and this Subscription Agreement by the Company in accordance with the terms of the Offering. Such acceptance shall revoke, without further action, any other power of attorney or proxy granted by the Subscriber at any time with respect to such Old Shares and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the Subscriber. In particular, but without limitation, the Subscriber consents to the taking of all actions by such attorney to fully effect the Consolidation as contemplated by the Memorandum including, without limitation, the execution, delivery and performance of the Consolidation Agreement.

3.       MISCELLANEOUS

         3.1 Any notice or other communication given hereunder to the Company shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to NELSON COMMUNICATIONS INC., 41 Madison Avenue, New York, New York 10010, Attention: Thomas A. Moore, President, and to the Subscriber at his or her address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

         3.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         3.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assignees. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understanding of any and every nature among them.

         3.4 Upon the execution and delivery of this Agreement by the Subscriber to the Nelson Group, this Agreement shall become a binding obligation of the Subscriber with respect to the exchange of the Shares for the Old Shares as herein provided.

         3.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         3.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provisions unless so expressed herein.

         3.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         3.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

4.       CONFIDENTIAL INVESTOR QUESTIONNAIRE

         The Subscriber represents and warrants that it comes within one category initialed below, and that for any category initialed, the Subscriber has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.

ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY

CONFIDENTIAL. The Subscriber agrees to furnish additional information which the Company deems necessary in order to verify the answers set forth below:

Category A _______                  The Subscriber is an individual (not a
                                    partnership, corporation, etc.) whose
                                    individual net worth or joint net worth, with his or her spouse, presently exceeds
                                    $1,000,000.

                                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B   _______                The Subscriber is an individual (not a
                                    partnership, corporation, etc.) who had an income in excess of $200,000 in each of 1996 and 1997, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in 1998.

Category C   _______                The Subscriber is a partnership, corporation
                                    or other organization which is an
                                    "accredited investor" as defined in
                                    Registration D of the Act. If relying upon this Category, initial the specific basis for the accredited investor status:

                                    (i)              ______ The Subscriber is a
                                                     corporation, partnership,
                                                     Massachusetts business
                                                     trust, or non-profit
                                                     organization within the
                                                     meaning of Subsection
                                                     5.501(c)(3) of the Internal
                                                     Revenue Code, in each case
                                                     not formed for the specific
                                                     purpose of acquiring the
                                                     Securities and with total
                                                     assets in excess of
                                                     $5,000,000.

                                    (ii)             ______ The Subscriber is a
                                                     trust with total assets in
                                                     excess of $5,000,000, not
                                                     formed for the specific
                                                     purpose of acquiring the
                                                     Securities, where the
                                                     purchase is directed by a
                                                     "sophisticated person" as
                                                     defined in Regulation
                                                     506(b)(2)(ii).

                                    (iii)            ______ The Subscriber is an
                                                     entity all the equity
                                                     owners of which are
                                                     "accredited investors"
                                                     within one or more of the
                                                     above categories.

Category D __________               The Subscriber is not within any of the
                                    categories above and is therefore not an accredited investor.

The Subscriber is informed of the significance of the foregoing representations, and the fact that they are made with the intention that the Company will rely upon them.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of _____________, 1998.

Name in which Shares should
be issued:                              ____________________________________
                                        Signature



                                        ____________________________________
                                        Name (Typed or Printed)

                                        ____________________________________
                                        Residence Address

                                        ____________________________________
                                        City, State and Zip Code

                                        ____________________________________
                                        Tax Identification or Social Security
                                        Number

                                        Telephone Number:

                                        Business     (    )  ___________________

                                        Residence    (    )  ___________________



                  Please initial one of the following:

____________________                The Subscriber has previously deposited
                                    certificates representing its Old Shares with the Nelson Group or its agents and authorizes that they be delivered transferred and exchanged in accordance with this Offering; or

_______ The Subscriber is delivering herewith certificates representing its Old Shares, duly endorsed for transfer or accompanied by an executed stock power signed in blank.

                                   ACCEPTANCE

         On behalf of Arista Marketing Associates, Inc., the undersigned hereby accepts the foregoing subscription on this 16th day of July, 1998.

                                             ARISTA MARKETING ASSOCIATES, INC.

                                             By:  /s/ Philip J. Curcura
                                             Name: Philip J. Curcura
                                             Title: President

                             EXHIBIT TO AGREEMENT

Pursuant to Item 601(b)(2) of Regulation S-K, Nelson Communications Inc. agrees to furnish supplementally a copy of the omitted Exhibit A to this Subscription Agreement, which consists of a stock ownership chart, to the Commission upon request.

                            SCHEDULE TO EXHIBIT 10.15

This Schedule to Exhibit 10.15 is filed pursuant to Instruction 2 to Item 601 of Regulation S-K, which permits in any case where two or more contracts are substantially identical in all material respects except as to parties thereto, the dates of execution, or other details, the filing of a schedule identifying the other documents omitted and setting forth the material details in which such documents differ from the document a copy of which is filed.

The following parties executed a Subscription Agreement in the form filed as
Exhibit 10.15 hereto:


Party                                                       Shares
-----                                                       ------
Wayne K. Nelson                                           4,278,510

Christine M. Nelson                                         328,596

The Nelson Family Limited
Partnership                                               2,474,021

Nelcon Inc.                                               5,087,275

The Wayne K. Nelson 1998 Grantor
    Retained Annuity Trust                                3,642,192

Thomas A. Moore                                           3,097,362

The Thomas and Avril Moore Family
    Limited Partnership                                     437,566

The Thomas A. Moore 1998 Grantor
    Retained Annuity Trust                                  358,735

Peter J. Scarperi                                           425,520

The Scarperi Family Limited
    Partnership                                             103,439

Joseph A. Romano                                            420,416

The Joseph A. Romano 1998 Grantor
    Retained Annuity Trust                                  195,339

Fred H. Kellogg                                             347,576

Arthur Hull Hayes, Jr.                                       10,655


Additionally, the remaining shareholders of the Nelson Group executed agreements identical to the Subscription Agreement in the form filed as Exhibit
10.15 hereto, for an aggregate of 2,054,495 shares of Arista Marketing Associates, Inc.